As filed with the Securities and Exchange Commission on November 9, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09447

Jacob Funds Inc.
 (Exact name of Registrant as specified in charter)

C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
 (Address of principal executive offices) (Zip code)

Ryan Jacob
C/O Jacob Asset Management of New York LLC
653 Manhattan Beach Blvd. # J
Manhattan Beach, CA 90266
 (Name and address of agent for service)

(424)-237-2164
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period:  August 31, 2015

Item 1. Reports to Stockholders.

Jacob Internet Fund

Jacob Small Cap Growth Fund

Jacob Micro Cap Growth Fund

Jacob Wisdom Fund

Annual Report

August 31, 2015

The Jacob Internet Fund, Jacob Small Cap Growth Fund and
Jacob Micro Cap Growth Fund are mutual funds with the
primary investment objective of long-term growth of capital.

The Jacob Wisdom Fund is a mutual fund with the primary investment objective to maximize total investment return consisting of a combination of income and capital appreciation.

The Jacob Internet Fund has current income as a secondary objective.

Investment Adviser
Jacob Asset Management of New York LLC

TABLE OF CONTENTS

Letter From the Manager	1	Financial Highlights	32
Industry Breakdowns	5	Notes to the Financial Statements	38
Fund Performance	9	Report of Independent Registered Public
Schedules of Investments	14	Accounting Firm	51
Statements of Assets and Liabilities	24	Additional Information on Fund Expenses	52
Statements of Operations	26	Additional Information	55
Statements of Changes in Net Assets	28

Dear Fellow Investors,

The overall values of most major market indexes may have barely budged from the beginning of our fiscal year late last summer to the end of it twelve months later, but it was hardly an uneventful time.  The period started off on a rough note, mainly because of falling commodity prices and concerns with emerging markets and China.  Stocks turned around in early 2015 on improving macroeconomic conditions, particularly here in the United States but also in much of the long-depressed Eurozone.  As the Greek debt drama unfolded in early summer, much of that sanguine outlook was called into question and the markets have since been buffeted by a variety of issues, including heightened concerns regarding the pace of growth in China, an increased focus on drug pricing within the red-hot biotech sector, and perhaps most importantly, the likelihood that the Federal Reserve Board (the “Fed”) will soon begin to raise interest rates for the first time in nine years.

Opinions differ about what this will all mean for the markets going forward, but we believe that, despite the less accommodating Fed, we will see continued strength here in the U.S. economy, and that some incipient signs of improvement in Europe and parts of Asia even bode well for a potential broader global economic rebound.  Sluggish growth has been the norm since we exited the recession in 2009, and we still appear far away from stressing the economy’s productive capacity.  For these reasons – even though the increased volatility we have seen in the markets is likely here to stay for some time – we are trying to be constructive in filling out our existing positions and evaluating possible new ones.

We’ve made numerous adjustments over the course of the fiscal year to adapt to these new market realities, but our overall fund strategies remain in place, and we are still upbeat regarding the positioning of the portfolios and the long-term potential of our holdings.

Jacob Internet Fund

Jacob Internet Fund was down -2.14% for the fiscal year ended August 31, 2015, while the NASDAQ Composite returned 5.65%.  A major factor in this differential was the significant outperformance of the healthcare sector, which has comprised a much larger percentage of the NASDAQ over the last several years.  Additionally, significant weakness in small-cap names in the last several months hurt the fund on a relative basis as well.  The Fund still plans to follow its strategy of owning more small- and mid-cap holdings as we believe this is a key component in our ability to outperform over the long-term.

One of the best-performing stocks was also our largest holding: LogMeIn, a provider of remote access and collaboration services, was up close to 50% over the fiscal period.  Ellie Mae, a provider of online mortgage software, was far and away the top performer over the fiscal period, up more than 100%, with other Internet leaders such as Amazon and Expedia also performing well.  Unfortunately, some other well-known Internet companies had some operational difficulties that affected their share prices negatively, such as Yelp, Twitter, and TripAdvisor.  While all of these companies were down more than 30% over the fiscal year, we believe that most of their issues are temporary, and still feel confident in their long-term success.

We added a number of new positions in the Fund over the fiscal year.  Our most successful addition was Orbitz, an online travel company which was acquired by Expedia only a few months after our purchase.  Other new names that didn’t perform as well included: Castlight Health, a cloud-based software company that helps reduce healthcare costs for businesses (down over 50%); and TrueCar, an automotive marketing website that unfortunately did not perform to our expectations, so we subsequently exited the position.

Jacob Small Cap Growth Fund

Jacob Small Cap Growth Fund also faced some difficult headwinds over the fiscal period.  The Fund was down -0.53% during the fiscal year ended August 31, 2015 while the Russell 2000 Growth Index was up 5.11%.  The Fund’s healthcare and energy exposure, while doing exceptionally well over the prior two years, had a disproportionately negative effect over the last several months of the fiscal period.

Even with this recent weakness, the best performers over the entire fiscal period were a trio of our biotech names – Tetraphase Pharmaceuticals, Cempra, and Esperion Therapeutics (all up over 200%) – as well as large positions in technology names we referenced earlier, LogMeIn and Ellie Mae.

Unsurprisingly, energy names such as Penn Virginia and Triangle Petroleum were both down more than 50% over the fiscal period, which contributed to the fund’s underperformance, while certain healthcare names, such as Pacira Pharmaceuticals and Theravance Biopharma, also hurt.

Besides purchasing Orbitz, Castlight, and TrueCar in Small Cap, we also bought a position in Intersect ENT, a provider of stent-like implants to treat chronic sinusitis.  Intersect ENT has an approved implant (Propel) and a deep pipeline of new related products – such as a smaller version of Propel – that should be available within the next few years.  Because these new products can be implanted in an office/clinic setting, in addition to the hospitals where Propel is currently used, they should widen the company’s addressable market considerably and could result in a long runway of future growth.  Intersect ENT’s stock has performed well and quickly become one of our larger holdings.

The last new purchase that underperformed in the fiscal period, PacSun, also known as Pacific Sunwear, is a teen-oriented clothing retailer.  Most of PacSun’s issues are related to the overall struggles of the rest of the teen clothing industry, but we are hopeful that these trends will stabilize shortly and help PacSun’s stock price recover.

Jacob Micro Cap Growth Fund

Jacob Micro Cap Growth Fund returned 1.93% for the fiscal year ended August 31, 2015, while the Russell Microcap Growth Index was up 7.70%.  Again, energy had a negative impact on our performance; however, we were purposely light in our weightings so the losses weren’t quite as severe as in the other funds.  Other holdings that hurt us in the period included Netlist, down over 50% during the fiscal year.  An emerging computer storage and memory company, Netlist was embroiled in a lawsuit against a company they accused of stealing their trade secrets.  A jury mostly ruled against Netlist, however, and the company’s shares took a big hit.  While we still believe in Netlist’s technology and intellectual property, and believe that the company’s innovations in the field will eventually be recognized by the marketplace and the courts, we have kept our position in the name light given the more immediate financial and operational challenges they face.

Another name with interesting technology that was challenged by mostly external factors was iCAD, a medical device company whose products provide radiation therapy as well as cancer detection software.  The stock fell more than 60% during the fiscal year after it was hit with Medicare reimbursement issues that forced it to abandon its revenue projections.  We have recently added a bit to the position as we believe the reimbursement issues will be resolved shortly, and the current valuation doesn’t even account for what we think their cancer detection business – which has a number of near-term catalysts and none of the reimbursement issues – is worth.

The majority of our new names did quite well and were among our top performers for the fiscal period.  Geeknet, an online retailer of specialty tech items, was the object of a bidding war in early 2015, mere months after we added the name to the portfolio, resulting in an 80%+ return.

USA Technologies provides the technology that allows vending machines to accept cashless forms of payments, and is benefitting substantially from the emerging mobile payment options, such as Apple Pay and Android Pay.  With penetration rates of the technology which allows for mobile payments in vending machines still below 20% of the market, we believe the company has plenty of runway for continued growth and market share gains.

pSivida has created a technology which allows for the treatment of chronic and severe eye diseases.  The micro-insert is injected into the back of the eye and releases drugs over an extended period of time.  The most recent approved use of their technology – Illuvien – is being marketed by partner Alimera Sciences and is beginning to gain traction both here in the U.S. as well as in Europe.  Sysorex, another promising new holding, is a consulting and reseller company that helps companies deploy storage solutions for their data.  The company is beginning to transition more of their business to higher-margin proprietary software products like AirPatrol and the recently acquired Lightminer.  Finally, we also added a position in Top Image Systems, a leading provider of document and contact management software solutions that is using a recent acquisition to help expand its selling focus from the company’s primary market in Europe into the United States.

Jacob Wisdom Fund

Both the Wisdom Fund and the S&P 500 Stock Index were relatively flat over the past fiscal year ended August 31, 2015, with the Fund down slightly at -0.41% and the S&P up modestly at 0.48%.  On the plus side were our large positions in Nike, Visa, Autozone, and C.R. Bard, each of which had strong operating years and returned better than 30% to the portfolio for the period.  One of our holdings, the Chubb Corporation, was the subject of a friendly takeover by ACE, Limited and was also up over 30% for the period.

Offsetting this was our energy and energy-related positions, including Southwestern Energy, Chevron, Methanex, and Exxon, each of which suffered from collapsing energy prices and had negative returns of 25% or more during the year.  Also, in the problem category but unrelated to the massive drop in energy prices, Viacom stood out for its poor operating performance and suffered a 50% decline in its stock price during the fiscal year.  Fortunately, we recognized their problems early and all of the shares were sold during the period, most before the massive price declines occurred.

We purposely had energy sector stocks heavily underweighted versus the S&P 500 Index norm at the beginning of the year.  As prices of both the commodity and the related stocks began to drop in September of last year, we started to see bargains in some of the company shares and began to build our positions in the sector.  We added Chevron and Methanex as new holdings to the portfolio and significantly increased the size of the Southwestern Energy position.  This strategy, in hindsight, was premature and hurt our year’s performance, as we eventually built the weightings to above the norm of the S&P 500.  Nevertheless, we believe that as supply and demand return to balance within the energy complex, prices will stabilize and then begin to climb higher as worldwide demand continues to grow.  We believe the high quality companies that hurt our performance last year should eventually be rewarding.

Among the new companies added to the portfolio this year, in addition to the aforementioned Chevron and Methanex, were CF Industries and Kraft Foods.  One of our best performers during the fiscal period, Kraft Foods had been a troubled North American business for the last few years with growth relatively sluggish and profit margins below industry norms.  We purposely bought before the recent Heinz takeover closed in order to get a significant discount on the new shares.  We believe the combined entity has the size and scale to become much more efficient, resulting in higher margins and more flexibility to engage in future dividend increases and share buybacks.

We eliminated five stocks during the year for various reasons.  Both Unilever and Dover Corporation had generated excellent returns to the portfolio during the years that they were held.  Over the course of the fiscal year, their prices had gotten to be somewhat ahead of their fundamental value and the proceeds from their sales were used to fund the purchases of other companies that were intrinsically more valuable.  The other three issues sold were IBM, United Parcel Service, and Viacom.  Each of these companies had been having operating issues where their profit margins and growth rates were disappointing.

Going forward, we believe that staying true to our investment philosophy will help us achieve the most optimal investment performance over the long-term.  Thank you again for your confidence and trust.

Ryan Jacob
Chairman and Chief Investment Officer
Portfolio Manager

Frank Alexander
Portfolio Manager

Darren Chervitz
Portfolio Manager

Past performance is not a guarantee of future results.

Performance data reflects fee waivers and in the absence of these waivers performance would be reduced.

Must be accompanied or preceded by a prospectus.

The opinions expressed above are those of the portfolio manager and are subject to change at any time.  Forecasts cannot be guaranteed and should not be considered investment advice.

Mutual fund investing involves risk; loss of principal is possible.  The Funds invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater in emerging markets.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.  There are more specific risks inherent in investing in the Internet area, particularly with respect to smaller capitalized companies and the high volatility of Internet stocks.  The Funds can invest in small-and mid-cap securities which involve additional risks such as limited liquidity and greater volatility.  Investments in micro capitalization companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources.  Micro cap stocks often also have a more limited trading market, such that the Adviser may not be able to sell stocks at an optimal time or price.  In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer term debt securities.  Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.  The performance of REITs depends on how well the REIT manages the properties it owns.

Fund holdings are subject to change and should not be construed as a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Please refer to the schedule of investments for complete Fund holdings information.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent performance of the NationalMarket System which includes over 5,000 stocks traded only over-the-counter and not on an exchange.  The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe.  It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.

The Funds are distributed by Quasar Distributors, LLC.

JACOB INTERNET FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2015
(as a percentage of total investments)
(Unaudited)

JACOB SMALL CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2015
(as a percentage of total investments)
(Unaudited)

JACOB MICRO CAP GROWTH FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2015
(as a percentage of total investments)
(Unaudited)

JACOB WISDOM FUND
INDUSTRY BREAKDOWN AS OF AUGUST 31, 2015
(as a percentage of total investments)
(Unaudited)

Comparison of $10,000 Investment in
Jacob Internet Fund vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2015
	One Year	Five Year	Ten Year
Jacob Internet Fund	-2.14%	14.06%	8.30%
S&P 500® Index	0.48%	15.87%	7.15%
NASDAQ Composite Index	5.65%	19.22%	9.52%
Bloomberg U.S. Internet Index	9.07%	18.25%	8.57%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks.  The Bloomberg U.S. Internet Index is a capitalization-weighted index comprised of U.S. internet companies that have a market capitalization greater than $250 million.  The returns of the indices are not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on September 1, 2005 and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Institutional Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2015
	One Year	Since Inception
Jacob Small Cap Growth Fund Institutional Class	-0.32%	14.60%
Russell 2000 Growth Index	5.11%	18.98%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on November 12, 2012 (commencement of operations) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Comparison of $10,000 Investment in
Jacob Small Cap Growth Fund Investor Class vs. Russell 2000 Growth Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2015
	One Year	Three Year	Five Year	Since Inception*
Jacob Small Cap Growth Fund Investor Class	-0.53%	10.69%	12.61%	10.81%
Russell 2000 Growth Index	5.11%	16.47%	17.83%	15.81%

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on February 1, 2010 (date of reorganization) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
_______________
*
Fund performance is shown beginning on February 1, 2010, which is the date the Rockland Small Cap Growth Fund (the “Predecessor Fund”) was reorganized into the Fund and the investment team of Jacob Asset Management of New York LLC (the “Adviser”) took over management of the Predecessor Fund’s portfolio.  The Predecessor Fund was managed by another investment advisory firm.  Performance information prior to February 1, 2010 is not shown.

Comparison of $10,000 Investment in
Jacob Micro Cap Growth Fund vs. Indices (Unaudited)

	Average Annual Total Returns
	through August 31, 2015
	One Year	Since Inception*
Jacob Micro Cap Growth Fund Institutional Class	2.23%	8.91%
Jacob Micro Cap Growth Fund Investor Class	1.93%	8.56%
Russell Microcap Growth Index	7.70%	16.95%
Russell 2000 Growth Index	5.11%	16.17%

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market.  It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Growth Index is an unmanaged index which is comprised of securities in the Russell 2000 Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on October 16, 2012 (the day the Adviser took over exclusive management) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
_______________
*
Fund performance is shown beginning on October 16, 2012, which is when the Adviser’s investment team took over exclusive management of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) (the “Predecessor Fund”), which was reorganized into the Fund on November 12, 2012.  In previous years, the Predecessor Fund was managed by another investment advisory firm, and, from July 9, 2012 through October 15, 2012, it was managed by the Adviser along with the portfolio manager from the prior advisory firm.  Performance information prior to October 16, 2012 is not shown, but is reflected in the Total Return figures in the Financial Highlights section of the financial statements.

Comparison of $10,000 Investment in
Jacob Wisdom Fund vs. S&P 500® Index (Unaudited)

	Average Annual Total Returns
	through August 31, 2015
	One Year	Three Year	Five Year	Since Inception*
Jacob Wisdom Fund	-0.41%	8.28%	10.85%	9.15%
S&P 500® Index	0.48%	14.31%	15.87%	12.88%

The Standard & Poor’s 500® Index (S&P 500®) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The return of the index is not reduced by any fees or operating expenses.

This chart assumes an initial gross investment of $10,000 made on December 1, 2009 (the day the Adviser took over management of the Wisdom Fund) and reflects the fees charged on an account.  Returns shown include the reinvestment of all dividends, but do not include the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.
_______________
*
Fund performance is shown beginning on December 1, 2009, which is when the Adviser’s investment team took over management of the Wisdom Fund series of New Providence Investment Trust, which was reorganized into the Wisdom Fund on February 18, 2010.  Due to the change in adviser and investment technique, performance is being quoted for the period after the change in management.  Performance information prior to December 1, 2009 is not shown.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS
August 31, 2015

Shares				Value

	COMMON STOCKS		97.4%

	Internet-Commerce	13.9%
2,000	Amazon.com, Inc.*			$1,025,780
310,000	E-House (China) Holdings Ltd.—ADR^			1,751,500
8,500	Expedia, Inc.			977,415
41,826	Shutterfly, Inc.*			1,625,358
				5,380,053

	Internet-Infrastructure	38.5%
12,000	Apple Computer, Inc.			1,353,120
69,000	Castlight Health, Inc.—Class B*			365,010
70,200	CEVA, Inc.*			1,351,350
37,100	Cvent, Inc.*			1,170,134
376,000	Digital Turbine Inc.*			981,360
11,100	Ellie Mae, Inc.*			803,973
116,646	Immersion Corp.*			1,351,927
37,981	LogMeIn, Inc.*			2,367,736
458,289	Mitek Systems, Inc.*			1,512,354
172,363	Numerex Corp.*			1,609,870
15,000	Red Hat, Inc.*			1,083,150
14,800	Salesforce.com, Inc.*			1,026,528
				14,976,512

	Internet-Media	45.0%
20,600	Facebook, Inc.*			1,842,258
2,660	Google Inc.*			1,644,545
168,084	Jiayuan.com International Ltd.—ADR^			1,016,908
8,400	LinkedIn Corp.*			1,517,040
70,000	Pandora Media, Inc.*			1,255,800
44,060	SINA Corp.*^			1,707,325
85,000	Tencent Holdings Ltd. (HK)(a)			1,423,497
25,400	TripAdvisor, Inc.*			1,775,460
68,800	Twitter, Inc.*			1,911,952
49,274	Yahoo! Inc.*			1,588,594
74,950	Yelp Inc.*			1,819,786
				17,503,165
	TOTAL COMMON STOCKS (Cost $28,940,362)			37,859,730

The accompanying notes are an integral part of these financial statements.

JACOB INTERNET FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

Shares				Value

	SHORT TERM INVESTMENT		3.2%

	Money Market Fund	3.2%
1,246,896	Fidelity Government Portfolio-Class I, 0.01%(b)			$1,246,896
	TOTAL SHORT TERM INVESTMENT (Cost $1,246,896)			1,246,896
	TOTAL INVESTMENTS (Cost $30,187,258)		100.6%	39,106,626
	LIABILITIES IN EXCESS OF OTHER ASSETS		(0.6)%	(247,032)
	TOTAL NET ASSETS		100.0%	$38,859,594

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	Level 2 Security. See Note 2.
(b)	7-day yield.
ADR	American Depositary Receipt.
HK	Security denominated in Hong Kong dollars. Value translated into U.S. dollars.

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2015

Shares				Value

	COMMON STOCKS		99.6%

	Biotech & Pharmaceuticals	22.4%
75,000	Array BioPharma Inc.*			$442,500
10,700	Celldex Therapeutics, Inc.*			158,788
19,951	Cempra, Inc.*			686,314
14,000	Esperion Therapeutics, Inc.*			671,300
21,800	Omeros Corp.*			307,162
9,500	Pacira Pharmaceuticals, Inc.*			546,725
16,600	Tetraphase Pharmaceuticals, Inc.*			720,606
43,500	Theravance Biopharma, Inc.*^			633,360
				4,166,755

	Energy-Exploration & Production	4.5%
4,500	Carrizo Oil & Gas, Inc.*			163,935
170,000	Penn Virginia Corp.*			209,100
117,750	Triangle Petroleum Corp.*			475,710
				848,745

	Financial	4.0%
3,510	First Northwest Bancorp*			42,120
38,501	HomeTrust Bancshares, Inc.*			700,333
				742,453

	Industrial	9.5%
76,000	CECO Environmental Corp.			735,680
44,000	MasTec, Inc.*			728,640
8,600	XPO Logistics, Inc.*			301,860
				1,766,180

	Medical Devices	8.4%
28,000	Intersect ENT, Inc.*			712,880
310,600	TearLab Corp.*			844,832
				1,557,712

	Retail & Restaurants	8.3%
748,642	Pacific Sunwear of California, Inc.*			531,536
54,200	Rave Restaurant Group, Inc.*			513,274
62,000	Tilly’s Inc.—Class A*			496,620
				1,541,430

	Technology-Hardware	3.5%
33,800	CEVA, Inc.*			650,650

The accompanying notes are an integral part of these financial statements.

JACOB SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

Shares				Value

	COMMON STOCKS—(Continued)		99.6%

	Technology-Software & Services	39.0%
38,500	Castlight Health, Inc. – Class B*			$203,665
17,500	Cvent, Inc.*			551,950
110,000	E-House (China) Holdings Ltd.—ADR^			621,500
5,000	Ellie Mae, Inc.*			362,150
53,529	Immersion Corp.*			620,401
17,675	LogMeIn, Inc.*			1,101,860
82,631	Numerex Corp.*			771,774
32,200	Pandora Media, Inc.*			577,668
20,233	Shutterfly, Inc.*			786,254
20,460	SINA Corp.*^			792,825
35,950	Yelp Inc.*			872,866
				7,262,913
	TOTAL COMMON STOCKS (Cost $19,509,873)			18,536,838

	SHORT TERM INVESTMENT		0.3%

	Money Market Fund	0.3%
56,963	Fidelity Government Portfolio-Class I, 0.01%(a)			56,963
	TOTAL SHORT TERM INVESTMENT (Cost $56,963)			56,963
	TOTAL INVESTMENTS (Cost $19,566,836)		99.9%	18,593,801
	OTHER ASSETS IN EXCESS OF LIABILITIES		0.1%	19,344
	TOTAL NET ASSETS		100.0%	$18,613,145

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
August 31, 2015

Shares				Value

	COMMON STOCKS		92.8%

	Biotech & Pharmaceuticals	12.4%
46,000	Array BioPharma Inc.*			$271,400
17,954	Cancer Genetics, Inc.*			172,538
3,121	Cempra, Inc.*			107,362
13,000	Omeros Corp.*			183,170
80,000	pSivida Corp.*			300,000
2,900	Tetraphase Pharmaceuticals, Inc.*			125,889
16,500	Theravance Biopharma, Inc.*^			240,240
				1,400,599

	Chemicals	2.4%
46,110	BioAmber, Inc.*			272,510

	Energy-Exploration & Production	1.3%
36,388	Triangle Petroleum Corp.*			147,008

	Financial	3.4%
2,090	First Northwest Bancorp*			25,080
19,512	HomeTrust Bancshares, Inc.*			354,923
				380,003

	Food & Beverages	2.9%
61,413	Reed’s, Inc.*			325,489

	Industrial	4.7%
43,278	CECO Environmental Corp.			418,931
40,000	Energy Recovery, Inc.*			106,800
				525,731

	Medical Devices	15.3%
55,671	Derma Sciences, Inc.*			324,562
68,660	iCAD, Inc.*			272,580
7,000	Intersect ENT, Inc.*			178,220
80,000	Nanosphere, Inc.*			211,200
19,350	STAAR Surgical Co.*			154,606
214,000	TearLab Corp.*			582,080
				1,723,248

	Retail & Restaurants	9.4%
18,000	Jamba, Inc.*			248,760
393,009	Pacific Sunwear of California, Inc.*			279,037
29,300	Rave Restaurant Group, Inc.*			277,471

The accompanying notes are an integral part of these financial statements.

JACOB MICRO CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

Shares				Value

	COMMON STOCKS—(Continued)		92.8%

	Retail & Restaurants—(Continued)	9.4%
32,000	Tilly’s Inc.—Class A*			$256,320
				1,061,588

	Technology-Hardware	5.3%
19,540	CEVA, Inc.*			376,145
85,000	Lantronix, Inc.*			114,750
200,000	Netlist, Inc.*			100,000
				590,895

	Technology-Software & Services	35.7%
21,000	Castlight Health, Inc.—Class B*			111,090
135,000	Digital Turbine Inc.*			352,350
66,000	E-House (China) Holdings Ltd.—ADR^			372,900
60,599	I.D. Systems, Inc.*			227,246
32,393	Immersion Corp.*			375,435
75,232	Jiayuan.com International Ltd.—ADR^			455,153
132,646	Mitek Systems, Inc.*			437,732
48,106	Numerex Corp.*			449,310
36,725	Sajan Inc.*			152,409
150,000	Sysorex Global Holdings Corp.*			237,000
130,800	Top Image Systems Ltd.*^			498,348
110,000	USA Technologies, Inc.*			344,300
				4,013,273
	TOTAL COMMON STOCKS (Cost $12,356,766)			10,440,344

	SHORT TERM INVESTMENT		9.1%

	Money Market Fund	9.1%
1,023,065	Fidelity Government Portfolio-Class I, 0.01%(a)			1,023,065
	TOTAL SHORT TERM INVESTMENT (Cost $1,023,065)			1,023,065
	TOTAL INVESTMENTS (Cost $13,379,831)		101.9%	11,463,409
	LIABILITIES IN EXCESS OF OTHER ASSETS		(1.9)%	(208,531)
	TOTAL NET ASSETS		100.0%	$11,254,878

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS
August 31, 2015

Shares				Value

	COMMON STOCKS		81.8%

	Air Freight & Logistics	1.2%
1,500	Union Pacific Corp.			$128,610

	Beverages	6.1%
2,400	Anheuser-Busch InBev NV—ADR^			261,384
4,800	The Coca-Cola Co.			188,736
1,800	Diageo plc—ADR^			191,466
				641,586

	Cable/Satellite TV	1.4%
3,000	Liberty Global plc*^			134,610
300	Liberty Global plc LiLAC*^			9,975
				144,585

	Chemicals	3.8%
3,000	CF Industries Holdings, Inc.			172,140
5,400	Methanex Corp.^			220,104
				392,244

	Commercial Banks	2.1%
9,000	Banco Latinoamericano de Comercio Exterior SA^			221,850

	Commercial Services & Supplies	6.4%
300	AutoZone, Inc.*			214,797
900	The Sherwin-Williams Co.			230,229
3,000	Verisk Analytics, Inc.—Class A*			219,240
				664,266

	Consumer Finance	6.1%
2,700	American Express Co.			207,144
2,400	MasterCard, Inc.—Class A			221,688
3,000	Visa Inc.—Class A			213,900
				642,732

	Consumer Non-Cyclical	1.8%
2,400	Philip Morris International Inc.			191,520

	Food & Staples Retailing	2.9%
1,500	Costco Wholesale Corp.			210,075
1,500	Wal-Mart Stores, Inc.			97,095
				307,170

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

Shares				Value

	COMMON STOCKS—(Continued)		81.8%

	Food Products	6.6%
6,000	Campbell Soup Co.			$287,940
3,000	Kraft Heinz Co.			217,980
2,400	Mead Johnson Nutrition Co.			188,016
				693,936

	Health Care Equipment & Supplies	4.5%
1,500	C.R. Bard, Inc.			290,685
2,400	DaVita HealthCare Partners Inc.*			181,536
				472,221

	Hotels, Restaurants & Leisure	2.2%
2,400	McDonald’s Corp.			228,048

	Insurance	3.5%
1,200	Berkshire Hathaway Inc.—Class B*			160,848
1,700	The Chubb Corp.			205,377
				366,225

	Machinery	4.0%
1,200	Cummins Inc.			146,100
1,800	The Toro Co.			128,340
1,200	WABCO Holdings Inc.*			138,384
				412,824

	Oil, Gas & Consumable Fuels	8.8%
4,000	Chevron Corp.			323,960
4,000	Exxon Mobil Corp.			300,960
18,000	Southwestern Energy Co.*			292,320
				917,240

	Pharmaceuticals	8.6%
3,300	Eli Lilly & Co.			271,755
6,000	Gilead Sciences, Inc.			630,420
				902,175

	Technology-Hardware & Software	8.1%
7,500	Apple Computer, Inc.			845,700

The accompanying notes are an integral part of these financial statements.

JACOB WISDOM FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2015

Shares				Value

	COMMON STOCKS—(Continued)		81.8%

	Textiles, Apparel & Luxury Goods	3.7%
3,000	Kohl’s Corp.			$153,090
2,100	Nike, Inc.—Class B			234,675
				387,765
	TOTAL COMMON STOCKS (Cost $6,070,262)			8,560,697

	SHORT TERM INVESTMENT		18.5%

	Money Market Fund	18.5%
1,943,783	Fidelity Government Portfolio-Class I, 0.01%(a)			1,943,783
	TOTAL SHORT TERM INVESTMENT (Cost $1,943,783)			1,943,783
	TOTAL INVESTMENTS (Cost $8,014,045)		100.3%	10,504,480
	LIABILITIES IN EXCESS OF OTHER ASSETS		(0.3)%	(35,322)
	TOTAL NET ASSETS		100.0%	$10,469,158

*	Non Income Producing.
^	U.S. Dollar-denominated foreign security.
(a)	7-day yield.
ADR	American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2015

		Jacob
	Jacob	Small Cap
	Internet Fund	Growth Fund
Assets:
Investments, at value (cost $30,187,258 and $19,566,836, respectively)	$39,106,626	$18,593,801
Receivable for capital shares sold	12,430	—
Receivable for investments sold	—	382,513
Dividend and interest receivable	2,062	1
Other assets	16,527	15,256
Total Assets	39,137,645	18,991,571

Liabilities:
Payable for securities purchased	33,995	308,771
Payable for capital shares repurchased	2,205	1,473
Payable to Adviser	43,309	4,289
Payable for distribution and shareholder servicing expenses—Investor Class (see Note 7)	114,870	1,880
Accrued printing and mailing fees	8,965	6,512
Accrued transfer agent fees	23,074	12,998
Accrued expenses and other liabilities	51,633	42,503
Total Liabilities	278,051	378,426
Net Assets	$38,859,594	$18,613,145

Net Assets Consist Of:
Capital Stock	$26,121,826	$22,786,818
Accumulated net investment loss	(542,126)	(275,610)
Accumulated net realized gain (loss) on investment transactions	4,360,526	(2,925,028)
Net unrealized appreciation (depreciation) on investments	8,919,368	(973,035)
Total Net Assets	$38,859,594	$18,613,145

Institutional Class(1)
Net Assets	$—	$9,367,051
Shares outstanding (20 billion shares of $0.001 par value authorized)	—	494,402
Net asset value, redemption price and offering price per share	$—	$18.95

Investor Class
Net Assets	$38,859,594	$9,246,094
Shares outstanding (20 billion shares of $0.001 par value authorized)	9,824,592	491,650
Net asset value, redemption price and offering price per share(2)	$3.96	$18.81
_______________
(1)	The Internet Fund currently offers Investor Class shares only. See Note 1.
(2)	Redemption of shares held less than 30 days (Internet Fund and Small Cap Growth Fund, Investor Class only) may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2015

	Jacob
	Micro Cap	Jacob
	Growth Fund	Wisdom Fund
Assets:
Investments, at value (cost $13,379,831 and $8,014,045, respectively)	$11,463,409	$10,504,480
Receivable for investments sold	93,698	—
Dividend and interest receivable	11	19,846
Receivable from Adviser	—	3,600
Other assets	18,668	11,375
Total Assets	11,575,786	10,539,301

Liabilities:
Payable for securities purchased	245,638	—
Payable for capital shares repurchased	13,067	—
Payable for distribution and shareholder servicing expenses—Investor Class (see Note 7)	2,273	23,707
Accrued printing and mailing fees	3,574	2,553
Accrued transfer agent fees	12,086	6,244
Accrued expenses and other liabilities	44,270	37,639
Total Liabilities	320,908	70,143
Net Assets	$11,254,878	$10,469,158

Net Assets Consist Of:
Capital Stock	$12,000,226	$6,657,273
Accumulated net investment loss	(4,414)	(19,664)
Accumulated net realized gain on investment transactions	1,175,488	1,341,114
Net unrealized appreciation (depreciation) on investments	(1,916,422)	2,490,435
Total Net Assets	$11,254,878	$10,469,158

Institutional Class(1)
Net Assets	$8,651,461	$—
Shares outstanding (20 billion shares of $0.001 par value authorized)	513,217	—
Net asset value, redemption price and offering price per share	$16.86	$—

Investor Class
Net Assets	$2,603,417	$10,469,158
Shares outstanding (20 billion shares of $0.001 par value authorized)	164,068	855,439
Net asset value, redemption price and offering price per share(2)	$15.87	$12.24
_______________

(1)	The Wisdom Fund currently offers Investor Class shares only. See Note 1.
(2)	Redemption of shares held less than 30 days (Micro Cap Growth Fund, Investor Class only and Wisdom Fund) may be charged a 2% redemption fee. See Note 3.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2015

		Jacob
	Jacob	Small Cap
	Internet Fund	Growth Fund
Investment Income:
Dividend income	$226,175	$32,523 (1)
Interest income	187	32
Total Investment Income	226,362	32,555

Expenses:
Investment advisor fees	528,002	174,323
Distribution and shareholder servicing expenses—Investor Class (See Note 7)	147,841	31,591
Administration fees	48,025	40,053
Fund accounting fees	28,435	34,709
Transfer agent fees	123,645	65,456
Custody fees	7,291	6,823
Federal and state registration	20,561	29,197
Insurance expense	11,225	4,655
Audit fees	14,815	14,885
Legal fees	42,950	19,343
Printing and mailing of reports to shareholders	23,658	8,935
Directors’ fees and expenses	43,303	18,355
Other	340	86
Total Expenses	1,040,091	448,411
Expense Waiver (See Note 6)	—	(43,660)
Net expenses	1,040,091	404,751
Net Investment Loss	(813,729)	(372,196)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	6,387,262	2,565,776
Change in net unrealized appreciation (depreciation) on investments	(6,674,010)	(2,845,946)
Net realized and unrealized loss on investments	(286,748)	(280,170)
Net Decrease in Net Assets Resulting from Operations	$(1,100,477)	$(652,366)
_______________

(1)	Net of foreign tax withheld of $89 for the Small Cap Growth Fund.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2015

	Jacob
	Micro Cap	Jacob
	Growth Fund	Wisdom Fund
Investment Income:
Dividend income	$57,347 (1)	$194,827 (1)
Interest income	92	13
Total Investment Income	57,439	194,840

Expenses:
Investment advisor fees	149,503	57,357
Distribution and shareholder servicing expenses—Investor Class (See Note 7)	10,051	40,150
Administration fees	38,457	38,860
Fund accounting fees	33,905	27,790
Transfer agent fees	61,621	35,581
Custody fees	6,967	5,067
Federal and state registration	25,824	18,092
Insurance expense	3,585	2,915
Audit fees	14,600	14,800
Legal fees	16,158	11,747
Printing and mailing of reports to shareholders	6,983	5,835
Directors’ fees and expenses	12,386	12,210
Other	61	64
Total Expenses	380,101	270,468
Expense Waiver (See Note 6)	(103,627)	(46,774)
Net expenses	276,474	223,694
Net Investment Loss	(219,035)	(28,854)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,814,448	1,488,311
Change in net unrealized appreciation (depreciation) on investments	(2,274,756)	(1,480,779)
Net realized and unrealized gain on investments	539,692	7,532
Net Increase (Decrease) in Net Assets Resulting from Operations	$320,657	$(21,322)
_______________

(1)	Net of foreign tax withheld of $57 for the Micro Cap Growth Fund and $2,637 for the Wisdom Fund.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
Operations:
Net investment loss	$(813,729)	$(869,026)
Net realized gain on investment transactions	6,387,262	8,423,886
Change in net unrealized appreciation on investments	(6,674,010)	(355,580)
Net increase (decrease) in net assets resulting from operations	(1,100,477)	7,199,280

Distributions to Shareholders:
From net realized gain	(4,292,552)	—

Capital Share Transactions (See Note 3):
Proceeds from shares sold	2,483,271	4,369,147
Proceeds from reinvestment of distribution	4,102,934	—
Cost of shares redeemed	(7,882,988)	(6,061,394)
Redemption fees	3,453	6,069
Net decrease in net assets resulting from capital share transactions	(1,293,330)	(1,686,178)

Net Increase (Decrease) in Net Assets	(6,686,359)	5,513,102
Net Assets:
Beginning of year	45,545,953	40,032,851
End of year*	$38,859,594	$45,545,953
* Includes accumulated net investment loss of:	$(542,126)	$(568,444)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
Operations:
Net investment loss	$(372,196)	$(344,800)
Net realized gain on investment transactions	2,565,776	3,764,293
Change in net unrealized appreciation (depreciation) on investments	(2,845,946)	(2,182,039)
Net increase (decrease) in net assets resulting from operations	(652,366)	1,237,454

Capital Share Transactions (See Note 3):
Proceeds from shares sold	8,304,124	858,247
Cost of shares redeemed	(5,693,760)	(2,818,888)
Redemption fees	11,182	74
Net increase (decrease) in net assets resulting from capital share transactions	2,621,546	(1,960,567)

Net Increase (Decrease) in Net Assets	1,969,180	(723,113)
Net Assets:
Beginning of year	16,643,965	17,367,078
End of year*	$18,613,145	$16,643,965
* Includes accumulated net investment loss of:	$(275,610)	$(223,512)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
Operations:
Net investment loss	$(219,035)	$(286,302)
Net realized gain on investment transactions	2,814,448	3,073,906
Change in net unrealized appreciation (depreciation) on investments	(2,274,756)	(2,749,771)
Net increase in net assets resulting from operations	320,657	37,833

Distributions to Shareholders:
From net realized gain	(2,473,500)	(2,768,225)

Capital Share Transactions (See Note 3):
Proceeds from shares sold	822,626	241,454
Proceeds from reinvestment of distribution	2,259,190	2,574,766
Cost of shares redeemed	(2,611,413)	(1,521,635)
Redemption fees	498	—
Net increase in net assets resulting from capital share transactions	470,901	1,294,585

Net Decrease in Net Assets	(1,681,942)	(1,435,807)
Net Assets:
Beginning of year	12,936,820	14,372,627
End of year*	$11,254,878	$12,936,820
* Includes accumulated net investment loss of:	$(4,414)	$—

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB WISDOM FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2015	August 31, 2014
Operations:
Net investment loss	$(28,854)	$(25,635)
Net realized gain on investment transactions	1,488,311	668,493
Change in net unrealized appreciation (depreciation) on investments	(1,480,779)	1,174,810
Net increase (decrease) in net assets resulting from operations	(21,322)	1,817,668

Distributions to Shareholders:
From net investment income	—	(185,925)

Capital Share Transactions (See Note 3):
Proceeds from shares sold	162,144	51,199
Proceeds from reinvestment of distribution	—	155,981
Cost of shares redeemed	(949,943)	(1,252,852)
Redemption fees	21	—
Net decrease in net assets resulting from capital share transactions	(787,778)	(1,045,672)

Net Increase (Decrease) in Net Assets	(809,100)	586,071
Net Assets:
Beginning of year	11,278,258	10,692,187
End of year*	$10,469,158	$11,278,258
* Includes accumulated net investment loss of:	$(19,664)	$(12,537)

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB INTERNET FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2015	2014	2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$4.51	$3.81	$3.03	$2.95	$2.28

Income (loss) from investment operations:
Net investment loss(1)	(0.08)	(0.09)	(0.07)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(0.03)	0.79	0.85	0.14	0.75
Total from investment operations	(0.11)	0.70	0.78	0.08	0.67
Less distributions from net realized gain	(0.44)	—	—	—	—
Paid in capital from redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$3.96	$4.51	$3.81	$3.03	$2.95
Total return	(2.14)%	18.37%	25.74%	2.71%	29.39%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$38,860	$45,546	$40,033	$39,983	$41,266
Ratio of gross operating expenses
(prior to waiver or reimbursements) to average net assets	2.46%	2.42%	2.66%	2.87%	2.69%
Ratio of net operating expenses
(after waiver or recoupments) to average net assets(2)	2.46%	2.42%	2.66%	2.87%	2.82%
Ratio of net investment loss
(prior to waiver or reimbursements) to average net assets	(1.93)%	(2.00)%	(2.05)%	(1.99)%	(2.53)%
Ratio of net investment loss
(after waiver or recoupments) to average net assets(2)	(1.93)%	(2.00)%	(2.05)%	(1.99)%	(2.66)%
Portfolio turnover rate	50%	56%	44%	56%	52%
_______________

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)
For the period January 1, 2009 through January 2, 2016, the Adviser has contractually agreed to waive its advisory fee in an amount up to an annual rate of 0.10% of the Fund’s average daily net assets, to the extent that the Fund’s gross operating expense ratio exceeds 2.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.  All eligible previously waived expenses under this agreement were recouped by the Adviser during the year ended August 31, 2011.

(3)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

			November 12, 2012(1)
	Year Ended	Year Ended	through
	August 31, 2015	August 31, 2014	August 31, 2013
Per Share Data:
Net asset value, beginning of period	$19.01	$17.67	$12.94

Income (loss) from investment operations:
Net investment loss(2)	(0.36)	(0.35)	(0.22)
Net realized and unrealized gain on investment transactions	0.30 (3)	1.69	4.95
Total from investment operations	(0.06)	1.34	4.73
Net asset value, end of period	$18.95	$19.01	$17.67
Total return	(0.32)%	7.58%	36.55	%(4)

Supplemental data and ratios:
Net assets, end of period (in thousands)	$9,367	$10,164	$10,131
Ratio of gross operating expenses
(prior to waiver or reimbursements) to average net assets	2.17%	2.25%	2.32	%(5)
Ratio of net operating expenses
(after waiver or reimbursements) to average net assets(6)	1.95%	1.95%	1.95	%(5)
Ratio of net investment loss
(prior to waiver or reimbursements) to average net assets	(2.00)%	(2.16)%	(2.20	)%(5)
Ratio of net investment loss
(after waiver or reimbursements) to average net assets(6)	(1.78)%	(1.86)%	(1.83	)%(5)
Portfolio turnover rate	84%	86%	81	%(4)
_______________

(1)
Commencement of operations of the Small Cap Growth Fund Institutional Class.  The Class I shares of the Jacob Small Cap Growth Fund II, (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) was reorganized into Institutional Class shares of the Small Cap Growth Fund on November 12, 2012.  On July 9, 2012, before the reorganization, the adviser of the Jacob Small Cap Growth Fund II changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”).

(2)	Net investment loss per share represents net investment loss divided by average shares outstanding throughout the period.
(3)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on investment transactions varies from the amount shown in the statement of operations.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 1.95%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB SMALL CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2015		2014		2013(1)		2012		2011
Per Share Data:
Net asset value, beginning of year	$18.91		$17.63		$13.87		$15.12		$10.90

Income (loss) from investment operations:
Net investment loss(2)	(0.43)		(0.40)		(0.35)		(0.47)		(0.55)
Net realized and unrealized gain (loss) on investment transactions	0.30	(3)	1.68		4.11		(0.15)		4.75
Total from investment operations	(0.13)		1.28		3.76		(0.62)		4.20
Less distributions from net investment income	—		—		—		(0.63)		—
Paid in capital from redemption fees	0.03		0.00	(4)	0.00	(4)	0.00	(4)	0.02
Net asset value, end of year	$18.81		$18.91		$17.63		$13.87		$15.12
Total return	(0.53)%		7.26%		27.11%		(3.75)%		38.72%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$9,246		$6,480		$7,236		$5,384		$7,013
Ratio of gross operating expenses
(prior to waiver or reimbursements) to average net assets	2.48%		2.59%		2.97%		4.28%		4.45%
Ratio of net operating expenses
(after waiver or reimbursements) to average net assets	2.25	%(5)	2.25	%(5)	2.47	%(5)(6)	3.38	%(6)	3.55	%(6)
Ratio of net investment loss
(prior to waiver or reimbursements) to average net assets	(2.31)%		(2.51)%		(2.86)%		(4.27)%		(4.44)%
Ratio of net investment loss
(after waiver or reimbursements) to average net assets	(2.08	)%(5)	(2.17	)%(5)	(2.36	)%(5)(6)	(3.37	)%(6)	(3.54	)%(6)
Portfolio turnover rate	84%		86%		81%		78%		103%
_______________

(1)
On November 12, 2012, Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, PineBridgeMutual Funds) were reorganized into Investor Class shares of the Small Cap Growth Fund. Activity after November 12, 2012 reflects the Funds’ combined operations.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the year.
(3)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized gain on investment transactions varies from the amount shown in the statement of operations.
(4)	Amount is less than $0.01.
(5)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.25%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)
The Adviser contractually agreed, through November 11, 2012, to waive its advisory fees in an amount up to an annual rate of 0.90% of the Fund’s average daily net assets, to the extent that the Fund’s operating expense ratio exceeds 2.45%.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND – INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

					Nine Months
	Year Ended		Year Ended		Ended
	August 31,		August 31,		August 31,		Year Ended November 30,
	2015		2014		2013*		2012(1)		2011(1)		2010(1)
Per Share Data:
Net asset value, beginning of period	$20.65		$25.31		$19.11		$18.19		$17.82		$13.18

Income (loss) from investment operations:
Net investment loss(2)	(0.32)		(0.45)		(0.27)		(0.31)		(0.30)		(0.20)
Net realized and unrealized gain
on investment transactions	0.67		0.75		6.47		1.23		0.67		4.84
Total from investment operations	0.35		0.30		6.20		0.92		0.37		4.64
Less distributions from net realized gain	(4.14)		(4.96)		—		—		—		—
Net asset value, end of period	$16.86		$20.65		$25.31		$19.11		$18.19		$17.82
Total return	2.23%		0.11%		32.44	%(3)	5.06%		2.08%		35.20%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$8,651		$9,979		$10,800		$40,666		$50,065		$51,300
Ratio of gross operating expenses
(prior to waiver or reimbursements)
to average net assets	2.97%		2.79%		3.01	%(4)	2.12%		1.79%		1.89%
Ratio of net operating expenses
(after waiver or reimbursements)
to average net assets	2.15	%(5)	2.15	%(5)	2.28	%(4)(5)	1.72	%(5)(6)	1.60	%(6)	1.60	%(6)
Ratio of net investment loss
(prior to waiver or reimbursements)
to average net assets	(2.51)%		(2.61)%		(2.46	)%(4)	(1.95)%		(1.72	)%(7)	(1.64	)%(7)
Ratio of net investment loss
(after waiver or reimbursements)
to average net assets	(1.69	)%(5)	(1.97	)%(5)	(1.73	)%(4)(5)	(1.55	)%(5)(6)	(1.53	)%(6)	(1.35	)%(6)
Portfolio turnover rate	84%		66%		40	%(3)	115%		165%		216%
_______________

*
The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the activity begins on December 1, 2012 and the numbers shown are for the nine month period. The fiscal year was changed to August 31 to align with the other Jacob Funds.

(1)
The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012. On July 9, 2012, before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”). Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class I shares.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.15%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(6)	Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.60% of the Fund’s average daily net assets.
(7)	Unaudited.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB MICRO CAP GROWTH FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

					Nine Months
	Year Ended		Year Ended		Ended
	August 31,		August 31,		August 31,		Year Ended November 30,
	2015		2014		2013*		2012(1)		2011(1)		2010(1)
Per Share Data:
Net asset value, beginning of period	$19.73		$24.47		$18.51		$17.68		$17.36		$12.88

Income (loss) from investment operations:
Net investment loss(2)	(0.35)		(0.49)		(0.37)		(0.37)		(0.35)		(0.25)
Net realized and unrealized
gain on investment transactions	0.63		0.71		6.33		1.20		0.67		4.73
Total from investment operations	0.28		0.22		5.96		0.83		0.32		4.48
Less distributions from net realized gain	(4.14)		(4.96)		—		—		—		—
Paid in capital from redemption fees(3)	0.00		0.00		0.00		0.00		0.00		0.00
Net asset value, end of period	$15.87		$19.73		$24.47		$18.51		$17.68		$17.36
Total return	1.93%		(0.25)%		32.20	%(4)	4.69%		1.84%		34.78%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$2,603		$2,958		$3,573		$4,356		$9,339		$9,282
Ratio of gross operating expenses
(prior to waiver or reimbursements)
to average net assets	3.32%		3.14%		3.65	%(5)	2.47%		2.12%		2.24%
Ratio of net operating expenses
(after waiver or reimbursements)
to average net assets	2.45	%(6)	2.45	%(6)	2.63	%(5)(6)	2.07	%(6)(7)	1.88	%(7)	1.90	%(7)
Ratio of net investment loss
(prior to waiver or reimbursements)
to average net assets	(2.86)%		(2.96)%		(3.34	)%(5)	(2.30)%		(2.05	)%(8)	(2.01	)%(8)
Ratio of net investment loss
(after waiver or reimbursements)
to average net assets	(1.99	)%(6)	(2.27	)%(6)	(2.32	)%(5)(6)	(1.90	)%(6)(7)	(1.81	)%(7)	(1.67	)%(7)
Portfolio turnover rate	84%		66%		40	%(4)	115%		165%		216%
_______________

*
The Micro Cap Growth Fund’s predecessor fund had a fiscal year end of November 30, so the activity begins on December 1, 2012 and the numbers shown are for the nine month period. The fiscal year was changed to August 31 to align with the other Jacob Funds.

(1)
The financial highlights set forth herein include the historical financial highlights of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (formerly, PineBridge Mutual Funds) (the “Predecessor Fund”). The Predecessor Fund was reorganized into the Micro Cap Growth Fund on November 12, 2012. On July 9, 2012, before the reorganization, the adviser changed from PineBridge Investments, LLC to Jacob Asset Management of New York LLC (the “Adviser”). Information prior to November 12, 2012 reflects the performance of the Predecessor Fund’s Class R shares.

(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)
The Adviser has contractually agreed, effective November 12, 2012 (date of reorganization) through January 2, 2016, to waive up to 100% of its advisory fee to the extent that the Fund’s gross operating expense ratio exceeds 2.45%, excluding any taxes, interest, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

(7)	Prior to November 12, 2012, the previous adviser and the Adviser agreed to waive operating expenses over 1.90% of the Fund’s average daily net assets.
(8)	Unaudited.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
JACOB WISDOM FUND – INVESTOR CLASS
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of the Fund outstanding throughout each year presented.

	Year Ended August 31,
	2015		2014		2013	2012	2011
Per Share Data:
Net asset value, beginning of year	$12.29		$10.62		$9.96	$8.81	$7.65

Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(1)	(0.02	)(2)	0.20 (2)	0.16 (2)	0.08 (2)
Net realized and unrealized gain (loss) on investment transactions	(0.02	)(3)	1.88		0.62	1.08	1.10
Total from investment operations	(0.05)		1.86		0.82	1.24	1.18
Less distributions from net investment income	—		(0.19)		(0.16)	(0.09)	—
Less distributions from net realized gain	—		—		—	—	(0.02)
Total distributions	—		(0.19)		(0.16)	(0.09)	(0.02)
Net asset value, end of year	$12.24		$12.29		$10.62	$9.96	$8.81
Total return	(0.41)%		17.60%		8.40%	14.08%	15.40%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$10,469		$11,278		$10,692	$10,642	$10,415
Ratio of gross operating expenses
(prior to waiver or reimbursements) to average net assets	2.36%		2.39%		2.45%	2.84%	2.82%
Ratio of net operating expenses
(after waiver or reimbursements) to average net assets(4)	1.95%		1.95%		1.95%	2.34%	2.32%
Ratio of net investment income (loss)
(prior to waiver or reimbursements) to average net assets	(0.66)%		(0.67)%		1.33%	1.07%	0.54%
Ratio of net investment income (loss)
(after waiver or reimbursements) to average net assets(4)	(0.25)%		(0.23)%		1.83%	1.57%	1.04%
Portfolio turnover rate	22%		23%		28%	20%	14%
_______________

(1)	Net investment loss per share represents net investment loss divided by average shares outstanding throughout the year.
(2)	Net investment income (loss) per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Due to the timing of capital share transactions, the per share amount of net realized and unrealized loss on investment transactions varies from the amount shown in the statement of operations.
(4)
The Adviser has contractually agreed, effective February 18, 2010 through January 2, 2016 to waive up to 100% of its advisory fee to the extent that the Fund’s operating expense ratio exceeds 1.95%, excluding interest, taxes, brokerage fees, acquired fund fees and expenses, and extraordinary expenses.

The accompanying notes are an integral part of these financial statements.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS
August 31, 2015

NOTE 1—DESCRIPTION OF ORGANIZATION

Jacob Funds Inc. (the “Corporation”) was organized as a Maryland corporation on July 13, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series. The Corporation currently consists of four “diversified” series, the Jacob Internet Fund (the “Internet Fund”), the Jacob Small Cap Growth Fund (the “Small Cap Growth Fund”), the Jacob Micro Cap Growth Fund (the “Micro Cap Growth Fund”) and the Jacob Wisdom Fund (the “Wisdom Fund”), each a “Fund”, collectively the “Funds”, and the authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one-tenth of one cent ($0.001) per share. The primary investment objective of the Internet Fund is long-term growth of capital with current income as a secondary objective. The primary investment objective of the Small Cap Growth Fund and Micro Cap Growth Fund is long-term growth of capital. The primary investment objective of the Wisdom Fund is to maximize total investment return consisting of a combination of income and capital appreciation.

The Internet Fund commenced operations on December 14, 1999. The Small Cap Growth Fund commenced operations on February 1, 2010 when it acquired the assets and liabilities of the Rockland Small Cap Growth Fund series of Rockland Funds Trust in a reorganization transaction (the Small Cap Growth Fund is the successor fund to the Rockland Small Cap Growth Fund). The Small Cap Growth Fund acquired the Class I and Class R shares of the Jacob Small Cap Growth Fund II (formerly, PineBridge US Small Cap Growth Fund) series of Jacob Funds II (formerly, the PineBridge Mutual Funds) (the “Predecessor Small Cap Growth Fund”) on November 12, 2012. The Micro Cap Growth Fund commenced operations on November 12, 2012 when it acquired the assets and liabilities of the Jacob Micro Cap Growth Fund (formerly, PineBridge US Micro Cap Growth Fund) series of Jacob Funds II (the “Predecessor Micro Cap Growth Fund”) in a reorganization transaction (the Micro Cap Growth Fund is the successor fund to the Predecessor Micro Cap Growth Fund). The Wisdom Fund commenced operations on February 18, 2010 when it acquired the assets and liabilities of the Wisdom Fund series of New Providence Investment Trust (the “Predecessor Wisdom Fund”) in a reorganization transaction (the Wisdom Fund is the successor fund to the Predecessor Wisdom Fund).

The Internet Fund and Wisdom Fund currently offer Investor Class shares. The Small Cap Growth Fund and Micro Cap Growth Fund currently offer Investor Class and Institutional Class shares. Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Investor Class shareholders may be charged a redemption fee of 2% if the shares are redeemed within 30 days of initial investment.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation—Investment securities traded on a national securities exchange are valued at their market value determined by their last sales price in the principal market in which these securities are normally traded (except those traded on the NASDAQ National Market and Capital Market exchanges which are valued at the NASDAQ Official Closing Price (“NOCP”)), unless there are no transactions on the valuation date, in which case they are valued at the mean between the closing bid and ask prices. Securities traded over-the-counter are valued at the last reported sales price unless there is no reported sales price, in which case the mean between the closing bid and ask prices is used. Foreign securities, currencies and other assets denominated in foreign currencies are

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

translated into U.S. dollars at the exchange rate of such currencies. Foreign equity securities are valued at the last sale price at the close of the exchange on which the security is principally traded. Debt securities with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. If amortized cost does not approximate fair value, short-term securities are reported at fair value.  Where market quotations are not readily available, are unreliable or when values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, securities are valued at fair value using procedures approved by the Board of Directors that are designed to determine a security’s fair value.

The Funds adhere to fair valuation accounting standards which provide an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

The following is a summary of the inputs used to value the Internet Fund’s investments as of August 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Internet—Commerce	$5,380,053	$—	$—	$5,380,053
Internet—Infrastructure	14,976,512	—	—	14,976,512
Internet—Media	16,079,668	1,423,497	—	17,503,165
Total Common Stock	36,436,233	1,423,497	—	37,859,730
Short Term Investment
Money Market Fund	1,246,896	—	—	1,246,896
Total Investments in Securities	$37,683,129	$1,423,497	$—	$39,106,626

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

The following is a summary of the inputs used to value the Small Cap Growth Fund’s investments as of August 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Biotech & Pharmaceuticals	$4,166,755	$—	$—	$4,166,755
Energy—Exploration & Production	848,745	—	—	848,745
Financial	742,453	—	—	742,453
Industrial	1,766,180	—	—	1,766,180
Medical Devices	1,557,712	—	—	1,557,712
Retail & Restaurants	1,541,430	—	—	1,541,430
Technology—Hardware	650,650	—	—	650,650
Technology—Software & Services	7,262,913	—	—	7,262,913
Total Common Stock	18,536,838	—	—	18,536,838
Short Term Investment
Money Market Fund	56,963	—	—	56,963
Total Investments in Securities	$18,593,801	$—	$—	$18,593,801

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

The following is a summary of the inputs used to value the Micro Cap Growth Fund’s investments as of August 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Biotech & Pharmaceuticals	$1,400,599	$—	$—	$1,400,599
Chemicals	272,510	—	—	272,510
Energy—Exploration & Production	147,008	—	—	147,008
Financial	380,003	—	—	380,003
Food & Beverages	325,489	—	—	325,489
Industrial	525,731	—	—	525,731
Medical Devices	1,723,248	—	—	1,723,248
Retail & Restaurants	1,061,588	—	—	1,061,588
Technology—Hardware	590,895	—	—	590,895
Technology—Software & Services	4,013,273	—	—	4,013,273
Total Common Stock	10,440,344	—	—	10,440,344
Short Term Investment
Money Market Fund	1,023,065	—	—	1,023,065
Total Investments in Securities	$11,463,409	$—	$—	$11,463,409

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

The following is a summary of the inputs used to value the Wisdom Fund’s investments as of August 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stock
Air Freight & Logistics	$128,610	$—	$—	$128,610
Beverages	641,586	—	—	641,586
Cable/Satellite TV	144,585	—	—	144,585
Chemicals	392,244	—	—	392,244
Commercial Banks	221,850	—	—	221,850
Commercial Services & Supplies	664,266	—	—	664,266
Consumer Finance	642,732	—	—	642,732
Consumer Non—Cyclical	191,520	—	—	191,520
Food & Staples Retailing	307,170	—	—	307,170
Food Products	693,936	—	—	693,936
Health Care Equipment & Supplies	472,221	—	—	472,221
Hotels, Restaurants & Leisure	228,048	—	—	228,048
Insurance	366,225	—	—	366,225
Machinery	412,824	—	—	412,824
Oil, Gas & Consumable Fuels	917,240	—	—	917,240
Pharmaceuticals	902,175	—	—	902,175
Technology—Hardware & Software	845,700	—	—	845,700
Textiles, Apparel & Luxury Goods	387,765	—	—	387,765
Total Common Stock	8,560,697	—	—	8,560,697
Short Term Investment
Money Market Fund	1,943,783	—	—	1,943,783
Total Investments in Securities	$10,504,480	$—	$—	$10,504,480

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

(b) Income Recognition—Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

(c) Expenses—Expenses that are not attributable to a particular Fund are typically allocated in proportion to each Fund’s respective net assets.  Expenses are allocated to a particular share class in proportion to each class’s respective net assets.  Expenses are recorded on an accrual basis.

(d) Securities Transactions—Security transactions are accounted for on trade date. Realized gains and losses on securities sold are determined using specific identification.

(e) Foreign Currency Transactions—The books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

(f) Distributions to Shareholders—The Funds record distributions to shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and distributed annually. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the differences arise. The reclassifications have no effect on net assets or net asset value per share.

(g) Federal Income Taxes—The Funds comply with provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, including the distribution of substantially all of the Funds’ taxable income. Accordingly, no provision for federal income taxes is considered necessary in the financial statements.

The Funds follow accounting standards regarding recognition and measurement of tax positions taken on a tax return. No material uncertain tax positions existed as of August 31, 2015. As a result, the Funds have not recorded any liabilities for uncertain tax positions as of August 31, 2015. The standards require the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for examinations by taxing authorities. As of August 31, 2015, open federal tax years include the tax years ended August 31, 2012 through August 31, 2015 for the Internet Fund, the tax years ended August 31, 2012 through August 31, 2015 for the Small Cap Growth Fund, the tax year ended November 30, 2012, and the tax years ended August 31, 2013 through August 31, 2015 for the Micro Cap Growth Fund, and the tax years ended August 31, 2012 through August 31, 2015 for the Wisdom Fund.

(h) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(i) Contingencies and Commitments—The Funds indemnify the Corporation’s Officers and Directors for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Corporation expects the risk of loss to be remote.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

NOTE 3—CAPITAL SHARE TRANSACTIONS

At August 31, 2015, there were twenty billion shares, $0.001 par value, authorized for the Corporation. Transactions in shares of the Internet Fund were as follows:

	Year Ended		Year Ended
	August 31, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Sales	584,434	$2,483,271	1,039,376	$4,369,147
Reinvestments	1,060,190	4,102,934	—	—
Redemptions	(1,919,819)	(7,882,988)	(1,449,245)	(6,061,394)
Redemption fees	—	3,453	—	6,069
Net decrease	(275,195)	$(1,293,330)	(409,869)	$(1,686,178)

Shares Outstanding:
Beginning of year	10,099,787		10,509,656
End of year	9,824,592		10,099,787

Transactions in shares of the Small Cap Growth Fund were as follows:

Institutional Class
	Year Ended		Year Ended
	August 31, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Sales	6,729	$144,622	10,821	$208,771
Redemptions	(47,037)	(947,131)	(49,437)	(913,750)
Net decrease	(40,308)	$(802,509)	(38,616)	$(704,979)

Shares Outstanding:
Beginning of year	534,710		573,326
End of year	494,402		534,710

Investor Class
	Year Ended		Year Ended
	August 31, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Sales	375,263	$8,159,502	35,271	$649,476
Redemptions	(226,370)	(4,746,629)	(103,058)	(1,905,138)
Redemption fees	—	11,182	—	74
Net increase (decrease)	148,893	$3,424,055	(67,787)	$(1,255,588)

Shares Outstanding:
Beginning of year	342,757		410,544
End of year	491,650		342,757
Total increase (decrease)
for the Fund		$2,621,546		$(1,960,567)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

Transactions in shares of the Micro Cap Growth Fund were as follows:

Institutional Class

	Year Ended		Year Ended
	August 31, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Sales	24,649	$498,357	2,287	$61,998
Reinvestments	104,310	1,711,733	88,514	1,932,252
Redemptions	(99,029)	(1,921,202)	(34,145)	(773,612)
Net increase	29,930	$288,888	56,656	$1,220,638

Shares Outstanding:
Beginning of year	483,287		426,631
End of year	513,217		483,287

Investor Class

	Year Ended		Year Ended
	August 31, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Sales	18,187	$324,269	7,369	$179,456
Reinvestments	35,365	547,457	30,742	642,514
Redemptions	(39,414)	(690,211)	(34,187)	(748,023)
Redemption fees	—	498	—	—
Net increase	14,138	$182,013	3,924	$73,947

Shares Outstanding:
Beginning of year	149,930		146,006
End of year	164,068		149,930
Total increase
for the Fund		$470,901		$1,294,585

Transactions in shares of the Wisdom Fund were as follows:

	Year Ended		Year Ended
	August 31, 2015		August 31, 2014
	Shares	Amount	Shares	Amount
Sales	12,956	$162,144	4,433	$51,199
Reinvestments	—	—	13,355	155,981
Redemptions	(75,560)	(949,943)	(106,244)	(1,252,852)
Redemption fees	—	21	—	—
Net decrease	(62,604)	$(787,778)	(88,456)	$(1,045,672)

Shares Outstanding:
Beginning of year	918,043		1,006,499
End of year	855,439		918,043

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

A 2% redemption fee is assessed on any Investor Class shares of the Funds, except those received from reinvested distributions, that are sold within 30 days following their purchase date.

From time to time, the Funds may have a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds.  The following table shows the number of shareholders owning greater than 10% of the outstanding shares in each of the Funds at  August 31, 2015:

Number of shareholders owning greater
Fund	than 10% of outstanding Fund shares
Internet Fund	2
Small Cap Growth Fund Institutional Class	1
Micro Cap Growth Fund Institutional Class	2
Wisdom Fund	2

NOTE 4—INVESTMENT TRANSACTIONS

During the year ended August 31, 2015, purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Internet Fund	$20,165,039	$23,368,383
Small Cap Growth Fund	18,865,469	15,890,894
Micro Cap Growth Fund	10,115,850	9,699,670
Wisdom Fund	2,508,598	5,032,669

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategies during the year ended August 31, 2015.

NOTE 5—TAX INFORMATION

At August 31, 2015, the components of accumulated earnings/(losses) on a tax basis for the Funds were as follows:

	Internet	Small Cap	Micro Cap	Wisdom
	Fund	Growth Fund	Growth Fund	Fund
Cost of Investments	$30,508,742	$19,753,156	$13,527,085	$8,014,045
Gross unrealized appreciation	12,966,202	3,501,919	915,166	2,911,641
Gross unrealized depreciation	(4,368,318)	(4,661,274)	(2,978,842)	(421,206)
Net unrealized appreciation (depreciation)	$8,597,884	$(1,159,355)	$(2,063,676)	$2,490,435
Undistributed ordinary income	—	—	850,202	—
Undistributed long-term capital gains	4,682,010	—	1,315,201	1,341,114
Total distributable earnings	$4,682,010	$—	$2,165,403	$1,341,114
Other accumulated losses	$(542,126)	$(3,014,318)	$(847,075)	$(19,664)
Total accumulated earnings/(losses)	$12,737,768	$(4,173,673)	$(745,348)	$3,811,885

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

At August 31, 2015, the Internet Fund, Small Cap Growth Fund and Wisdom Fund deferred, on a tax basis, post December ordinary losses of $542,126, $267,559 and $19,664, respectively.

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of losses on wash sales and PFICs.  At August 31, 2015, the Funds had accumulated net realized capital loss carryovers as follows:

Small Cap	Micro Cap
Growth Fund	Growth Fund	Expiration
$437,139	$423,537	8/31/2016
1,515,745	423,537	8/31/2017
793,875	—	8/31/2018
$2,746,759	$847,074

To the extent the Funds realize future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover. For the year ended August 31, 2015, the Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund utilized capital loss carryforwards of $2,723,083, $423,537 and $147,197, respectively.

Due to the rule under Section 382 of the Internal Revenue Code, the Micro Cap Growth Fund’s capital loss carryforward of $847,074 is subject to annual limitations over the next two years.  The Fund will only be able to utilize $423,537 each year for the next 2 years.

The Internet Fund paid $4,292,552 out of long-term capital gains for the fiscal year ended August 31, 2015.  The Internet Fund made no distributions during the Fiscal year ended August 31, 2014.  The Small Cap Growth Fund made no distributions during the fiscal years ended August 31, 2015 and 2014.  The Micro Cap Growth Fund paid $2,402,191 out of long-term capital gains and $71,309 out of short-term capital gains (ordinary income) during the fiscal year ended August 31, 2015.  The Micro Cap Growth Fund paid $714,160 out of long-term capital gains and $2,054,065 out of short-term capital gains (ordinary income) during the fiscal year ended August 31, 2014.  The Wisdom Fund made no distributions during the fiscal year ended August 31, 2015 and paid $185,925 out of ordinary income during the fiscal year ended August 31, 2014.

Reclassification Adjustments:  Capital stock, accumulated net investment income (loss), and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for the Funds.  Differences primarily relate to the tax treatment of net operating losses, foreign currency gains and losses, REIT reclassifications, and short-term gains treated as ordinary income for tax purposes.  To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among capital stock, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments.  Accordingly, at August 31, 2015 reclassifications were recorded as follows:

	Internet	Small Cap	Micro Cap	Wisdom
	Fund	Growth Fund	Growth Fund	Fund
Accumulated net investment
income (loss)	$840,047	$320,098	$214,621	$21,727
Accumulated net realized
gain (loss) on investments	(840,047)	5	(214,621)	0
Capital Stock	0	(320,103)	0	(21,727)

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

NOTE 6—INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Corporation has entered into Investment Advisory Agreements (the “Advisory Agreements”) with Jacob Asset Management of New York LLC (the “Adviser”), with whom certain Officers and a Director of the Board are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Advisory Agreements, the Corporation, on behalf of the Funds, compensates the Adviser for its management services based on an annual rate of 1.25% of the Internet Fund’s average daily net assets up to $500 million and 1.00% of annual average net assets over $500 million; 0.90% of the Small Cap Growth Fund’s average daily net assets up to $500 million and 0.75% of annual average daily net assets over $500 million; 1.20% of the Micro Cap Growth Fund’s average daily net assets up to $500 million and 0.95% of annual average daily net assets over $500 million; and 0.50% of the Wisdom Fund’s average daily net assets up to $500 million and 0.40% of annual average daily net assets over $500 million.

The Adviser has contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.10% of the Internet Fund’s average daily net assets to the extent the Internet Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.95% of the average daily net assets through January 2, 2016. The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Internet Fund to exceed any applicable expense limitation in place when the fee was waived. For the fiscal year ended August 31, 2015, the Adviser did not waive any fees with respect to the Internet Fund.

The Adviser contractually agreed to waive its advisory fees in an amount up to an annual rate of 0.90% of the Small Cap Growth Fund’s average daily net assets, to the extent that the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% of average daily net assets through November 11, 2012.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Small Cap Growth Fund’s expenses to exceed 2.45%.

Effective November 12, 2012 (date of reorganization of the Predecessor Small Cap Growth Fund into the Small Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.25% and 1.95% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through January 2, 2016.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2015, fees of $43,660 were waived by the Adviser with respect to the Small Cap Growth Fund.

Effective November 12, 2012 (date of reorganization of the Predecessor Micro Cap Growth Fund into the Micro Cap Growth Fund) the Adviser contractually agreed to waive up to 100% of its advisory fee to the extent the Micro Cap Growth Fund’s total annual operating expenses (excluding any taxes, interest, brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 2.45% and 2.15% for Investor Class and Institutional Class Shares, respectively, of each class’ average daily net assets through January 2, 2016.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2015, fees of $103,627 were waived by the Adviser with respect to the Micro Cap Growth Fund.

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

The Adviser has contractually agreed to waive up to 100% of its advisory fee to the extent that the Wisdom Fund’s total annual operating expenses (excluding any taxes, interest brokerage fees, acquired fund fees and expenses and extraordinary expenses) exceed 1.95% of average daily net assets through January 2, 2016.  The Adviser has the ability to recoup amounts waived for a period of three years following such fee waivers to the extent that such recoupment by the Adviser will not cause the Fund to exceed any applicable expense limitation in place when the fee was waived.  For the fiscal year ended August 31, 2015, fees of $46,774 were waived by the Adviser with respect to the Wisdom Fund.

Following is a schedule of when fees may be recouped:

Small Cap	Micro Cap	Wisdom
Growth Fund	Growth Fund	Fund	Expiration
$—	$19,566	$—	November 30, 2015
59,468	104,217	53,874	August 31, 2016
54,689	92,043	50,192	August 31, 2017
43,660	103,627	46,774	August 31, 2018
$157,817	$319,453	$150,840

U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. All providers receive customary fees for services rendered.

NOTE 7—DISTRIBUTION AND SERVICE PLAN

The Corporation, on behalf of the Internet Fund, has adopted a distribution and service plan (the “Internet Fund Plan”), pursuant to Rule 12b-1 under the 1940 Act. The Internet Fund Plan provides that the Internet Fund will compensate the Adviser 0.25% per annum of the Internet Fund’s average daily net assets for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Internet Fund for providing servicing to their clients (“Shareholder Servicing Fee”). The Internet Fund Plan also provides for a distribution fee equal to 0.10% of the Internet Fund’s average daily net assets on an annual basis (“Asset Based Sales Charge”). The fee is used to compensate Quasar Distributors, LLC, the Funds’ distributor (the “Distributor”), for basic distribution services, out of pocket expenses incurred in connection with activities to sell Internet Fund shares, advertising, compliance reviews, and licensing of the Adviser’s staff. The Distributor may make payments from time to time from the Asset Based Sales Charge to broker-dealers and other financial professionals whose clients are Internet Fund shareholders for providing distribution assistance and promotional support to the Internet Fund. Remaining amounts of the Asset Based Sales Charge may be used to satisfy distribution costs as directed by the Adviser. The Internet Fund incurred $147,841 in expenses pursuant to the 12b-1 Plan for the fiscal year ended August 31, 2015.

The Corporation, on behalf of the Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund, has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan as permitted by Rule 12b-1. Pursuant to the Plan, the Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund make payments to the Distributor, the Adviser, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.35% of the average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders

JACOB FUNDS INC.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
August 31, 2015

may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Small Cap Growth Fund incurred $31,591, the Micro Cap Growth Fund incurred $10,051 and the Wisdom Fund incurred $40,150 in expenses pursuant to the Plan for the fiscal year ended August 31, 2015.

NOTE 8—NEW ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The effective date of this ASU is for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

NOTE 9—SUBSEQUENT EVENTS

In preparing these financial statements, the Corporation has evaluated events after August 31, 2015 that would require adjustment to or additional disclosure in these financial statements.  On September 14, 2015, $2,508,130 was redeemed from the Wisdom Fund.  No adjustments to these financial statements were required as a result of this event.

JACOB FUNDS INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Jacob Funds Inc.
and the Shareholders of the Jacob Internet Fund, Jacob Small Cap Growth Fund,
Jacob Micro Cap Growth Fund and Jacob Wisdom Fund

We have audited the accompanying statements of assets and liabilities of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund (the “Funds”), each a series of shares of beneficial interest in the Jacob Funds Inc., including the schedules of investments, as of August 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We have also audited the accompanying statement of assets and liabilities of Jacob Micro Cap Growth Fund, a series of shares of Jacob Funds Inc., including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, for the nine month period ended August 31, 2013, and for the year ended November 30, 2012. These financial statements and financial highlights are the responsibility of Jacob Micro Cap Growth Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended November 30, 2011 were audited by other auditors whose report, dated January 27, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jacob Internet Fund, Jacob Small Cap Growth Fund, and Jacob Wisdom Fund as of August 31, 2015, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights referred to above for Jacob Micro Cap Growth Fund present fairly, in all material respects, the financial position of Jacob Micro Cap Growth Fund as of August 31, 2015, the results of its operations for the year then ended, its statements of changes in net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the two-year period then ended, for the nine month period ended August 31, 2013 and for the year ended November 30, 2012,  in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 28, 2015

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited)

For the Six Months Ended August 31, 2015 for the Internet Fund, Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The Funds do not currently charge sales charges (loads) or exchange fees. The Funds assess a redemption fee of 2% on Investor Class shares sold within 30 days following their purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders. The Funds charge management fees and distribution and/or service (12b-1) fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/2015–8/31/2015) for the Internet Fund, Small Cap Growth Fund, Micro Cap Growth Fund and Wisdom Fund.

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Funds charge no sales load, the Funds charge a redemption fee of 2% on Investor Class shares sold within 30 days following the purchase date. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Example does not reflect transactional costs, such as redemption fees. You may use the information in the first line below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the transactional costs were included, your costs would have been higher.

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Internet Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/15	Value 8/31/15	3/1/15–8/31/15*
Actual	$1,000.00	$965.80	$12.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.70	$12.58
_______________

*	Expenses are equal to the Internet Fund’s annualized expense ratio of 2.48% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/15	Value 8/31/15	3/1/15–8/31/15*
Actual	$1,000.00	$876.10	$9.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
_______________

*	Expenses are equal to the Institutional Class’s annualized expense ratio of 1.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/15	Value 8/31/15	3/1/15–8/31/15*
Actual	$1,000.00	$875.70	$10.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.86	$11.42
_______________

*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.25% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Micro Cap Growth Fund – Institutional Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/15	Value 8/31/15	3/1/15–8/31/15*
Actual	$1,000.00	$903.50	$10.32
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.37	$10.92
_______________

*	Expenses are equal to the Institutional Class’s annualized expense ratio of 2.15% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION ON FUND EXPENSES (Unaudited) (Continued)

Micro Cap Growth Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/15	Value 8/31/15	3/1/15–8/31/15*
Actual	$1,000.00	$902.20	$11.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.85	$12.43
_______________

*	Expenses are equal to the Investor Class’s annualized expense ratio of 2.45% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Wisdom Fund – Investor Class

			Expenses Paid
	Beginning Account	Ending Account	During the Period
	Value 3/1/15	Value 8/31/15	3/1/15–8/31/15*
Actual	$1,000.00	$932.20	$9.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91
_______________

*	Expenses are equal to the Wisdom Fund’s annualized expense ratio of 1.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge by calling toll-free 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling 1-888-JACOB-FX (522-6239) or on the SEC website at http://www.sec.gov.

Holdings Disclosure

The Funds’ Semi-Annual and Annual Reports include a complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADDITIONAL TAX INFORMATION (Unaudited)

For the year ended August 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%.  The percentage of dividends declared from net investment income designated as qualified dividend income is as follows:

Micro Cap Growth Fund	41.05%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2015 is as follows:

Micro Cap Growth Fund	7.20%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) is as follows:

Micro Cap Growth Fund	100.00%

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Directors

The business and affairs of the Funds are managed under the direction of the Corporation’s Board of Directors.  Information pertaining to the Directors of the Corporation is set forth below.  The Statement of Additional Information includes additional information about the Corporation’s Directors and Officers and is available, without charge, upon request by calling toll-free 1-888-JACOB-FX (522-6239).

				Number of
		Term of		Portfolios
	Position(s)	Office &		in Fund	Other
	Held	Length		Complex	Directorships
	within the	of Time	Principal Occupation	Overseen	Held by
Name, Address and Age	Corporation	Served(1)	During Past Five Years	by Director	Director

Independent Directors:

William B. Fell	Director	Since	Chief Financial Officer, Rhoads	4	None
653 Manhattan Beach Blvd. #J		1999	Industries, Inc., since 2012;
Manhattan Beach, CA 90266			Accounting and Financial
Age: 46			Consultant, 2010–2012;
			Controller, ABB Inc.,
			Instrumentation Division,
			2009–2010; General Accounting
			Manager, ABB Inc.,
			Instrumentation Division,
			February 2004–September 2009.

Christopher V. Hajinian	Director	Since	Media Production, since 2011;	4	None
653 Manhattan Beach Blvd. #J		1999	Property Management, since
Manhattan Beach, CA 90266			2008.
Age: 46

Jeffrey I. Schwarzschild	Director	Since	Chief Counsel, California	4	None
653 Manhattan Beach Blvd. #J		1999	Conservation Corps, since
Manhattan Beach, CA 90266			September 2011; Deputy
Age: 44			Attorney General, The State
			of California, October 2006–
			September 2011.

Interested Director:
Ryan I. Jacob(2)	Director,	Since	Chairman and Chief Executive	4	None
653 Manhattan Beach Blvd. #J	President,	1999	Officer of the Adviser since 1999.
Manhattan Beach, CA 90266	Chairman of
Age: 46	the Board
	and Chief
	Executive
	Officer

(continued on next page)

JACOB FUNDS INC.
ADDITIONAL INFORMATION (Unaudited) (Continued)

(continued from previous page)

Term of
	Position(s)	Office &
	Held	Length
	within the	of Time	Principal Occupation
Name, Address and Age	Corporation	Served(1)	During Past Five Years

Officers:

Francis J. Alexander(3)	Vice	Since	Member of the Adviser and portfolio manager of the
653 Manhattan Beach Blvd. #J	President,	1999	Internet Fund since inception in 1999, Director of the
Manhattan Beach, CA 90266	Secretary and		Internet Fund, 1999–October 2003; President,
Age: 71	Treasurer		Alexander Capital Management, Inc., March
1985–present.

Shane Morris(3)	Chief	Since	Operations Manager for the Adviser since July 2008.
653 Manhattan Beach Blvd. #J	Compliance	July
Manhattan Beach, CA 90266	Officer and	2008
Age: 38	Anti-Money
Laundering
Compliance
Officer
__________

(1)	Each Director holds office during the lifetime of the Funds, until his termination, or until the election and qualification of his successor.
(2)	Ryan I. Jacob is deemed to be an “interested person” of the Funds (as defined in the 1940 Act) because of his affiliation with the Adviser.
(3)	Francis J. Alexander and Shane Morris are related to each other as stepfather and stepson, respectively.

Annual Report
August 31, 2015

JACOB INTERNET FUND
JACOB SMALL CAP GROWTH FUND
JACOB MICRO CAP GROWTH FUND
JACOB WISDOM FUND

Jacob Asset Management of New York LLC
1-888-JACOB-FX (522-6239)
www.jacobmutualfunds.com

Investment Adviser Jacob Asset Management of New York LLC Administrator and Transfer Agent and Dividend Agent U.S. Bancorp Fund Services, LLC Underwriter and Distributor Quasar Distributors, LLC	Custodian U.S. Bank, N.A. Legal Counsel Stradley Ronon Stevens & Young, LLP Independent Registered Public Accounting Firm BBD, LLP

This report has been prepared for the information of shareholders of the Jacob Internet Fund, the Jacob Small Cap Growth Fund, the Jacob Micro Cap Growth Fund and the Jacob Wisdom Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Funds’ objectives, policies, management, records and other information.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of directors has determined that William B. Fell possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s audit committee and designated William B. Fell as the “audit committee financial expert.”  Mr. Fell is independent under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant, BBD, LLP.

	FYE 8/31/2015	FYE 8/31/2014
Audit Fees	$52,000	$52,000
Audit-Related Fees	$0	$0
Tax Fees	$8,000	$8,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2015	FYE 8/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant BBD, LLP for services to the Registrant and to the Registrant’s investment adviser (and any other entity controlling, controlled by or under common control with the investment adviser) for the last two fiscal years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2015	FYE 8/31/2014
Registrant	$8,000	$8,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer/President and principal financial officer/Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Jacob Funds Inc.

By (Signature and Title)  /s/ Ryan Jacob
Ryan Jacob, President

Date     November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Ryan Jacob
Ryan Jacob, President

Date     November 5, 2015

By (Signature and Title)  /s/ Francis Alexander
Francis Alexander, Treasurer

Date     November 9, 2015